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                                                                                                   EXHIBIT 3

                          DIRECTORS AND EXECUTIVE OFFICERS OF YORK OFFSHORE LIMITED


                                      Principal Business
       Name             Title               Address                Principal Occupation          Citizenship
       ----             -----               -------                --------------------          -----------
  James G. Dinan       Director        767 Fifth Avenue           Investment management              USA
                                           17th Fl.
                                   New York, New York 10153        JGD Management Corp.
                                                                     767 Fifth Avenue
                                                                         17th Fl.
                                                                  New York, New York 10153
Daniel A. Schwartz     Director        767 Fifth Avenue           Investment management           Canadian
                                           17th Fl.
                                   New York, New York 10153        JGD Management Corp.
                                                                     767 Fifth Avenue
                                                                         17th Fl.
                                                                  New York, New York 10153
  Adam J. Semler       Director        767 Fifth Avenue           Investment management              USA
                                           17th Fl.
                                   New York, New York 10153        JGD Management Corp.
                                                                     767 Fifth Avenue
                                                                         17th Fl.
                                                                  New York, New York 10153
   Anthony L.M.        Director      Euro-Dutch Trust Co.            Trust management             Bahamian
   Inder-Rieden                         (Bahamas) Ltd.
                                        Charlotte House            Euro-Dutch Trust Co.
                                       Charlotte Street               (Bahamas) Ltd.
                                        P.O. Box N9204                Charlotte House
                                            Nassau,                  Charlotte Street
                                          The Bahamas                 P.O. Box N9204
                                                                         Nassau,
                                                                       The Bahamas

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